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                                   EXHIBIT 10


                                   SCHEDULE I



      Ferro Corporation has entered into executive employment agreements with its officers listed below substantially identical in all material respects to the Form of Executive Employment Agreement (Exhibit 10 to Ferro Corporation's Form 10-K for the year ended December 31, 1991, which Exhibit is incorporated herein by reference), except the lump sum severance payment is equal to a full year' s compensation (base salary and incentive compensation) multiplied by three in the cases of Albert C. Bersticker, Werner F. Bush and Hector R. Ortino and multiplied by two in the case of all other officers.


                 Albert C. Bersticker
                 Werner F. Bush
                 David G. Campopiano
                 R. Jay Finch
                 James F. Fisher
                 James B. Friederichsen
                 D. Thomas George
                 Hector R. Ortino
                 Richard C. Oudersluys
                 Robert E. Price
                 Thomas O. Purcell
                 Gary H. Ritondaro



                 The executive employment agreement previously in effect with Mr. Lopez Vega has been cancelled by mutual agreement.